SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT





             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     December 30, 1999
                                                ___________________________

                         CLIMACHEM, INC.
___________________________________________________________________________
      (Exact name of registrant as specified in its charter)


     Oklahoma                                                  73-1528549
 _________________            _________________            _________________
 (State or other              (Commission File           (IRS Employer
 jurisdiction of               Number)                    Identification No.)
 incorporation)


16 South Pennsylvania Avenue, Oklahoma City, Oklahoma            73107
_____________________________________________________       ________________
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (405) 235-4546
                                                  _________________

                          Not applicable
____________________________________________________________________________
  (Former name or former address, if changed since last report)



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Item 5.   Other Events.
          ____________

     On December 30, 1999, ClimaChem, Inc. ("ClimaChem") paid the
December 1, 1999, interest payment on its $105 million of outstanding 10 3/4% Senior Notes due 2007 (the "Notes"). The interest payment was made during the grace period allowed under the related Indenture, dated November 26, 1997.

     As a result of the payment due under the Notes, ClimaChem's parent company, LSB Industries, Inc. ("LSB") failed to maintain minimum borrowing availability causing LSB to become subject to certain adjusted tangible net worth and debt ratio requirements under the LSB's revolving credit facility which LSB does not meet. LSB's lender has agreed to forbear from exercising its rights under the credit facility arising as a result of the adjusted tangible net worth and debt ratio covenants for a period of 60 days from January 1, 2000, in order to allow LSB and the lender to re-negotiate these covenants and the terms of the credit facility. In connection with such forbearance, the Company's lender has reduced the Company's maximum revolving credit line from $65 million to $50 million.

Item 7.   Financial Statements and Exhibits.
          _________________________________

          (c)  Exhibits.

               10.1 Press Release, issued December 30, 1999, which has
                    been previously filed as Exhibit 10.1 to LSB
                    Industries, Inc.'s Form 8-K, dated December 30, 1999, and is incorporated by reference.

               10.2 Seventh Amendment to Amended and Restated Loan and
                    Security Agreement, dated January 1, 2000, by and between Climate Master, Inc., International Environmental Corporation, El Dorado Chemical Company, and Slurry Explosive Corporation, which has been previously filed as Exhibit 10.2 LSB Industries, Inc.'s Form 8-K dated December 30, 1999, and is incorporated by reference.

               10.3 First Amendment to Second Amended and Restated
                    Loan and Security Agreement, dated January 1, 2000, by and between Bank of America, N.A. and LSB Industries, Inc., Summit Machine Tool Manufacturing Corp., and Morey Machinery Manufacturing Corporation, which has been previously filed as Exhibit 10.3 to LSB Industries, Inc.'s Form 8-K, dated
                    December 30, 1999, and is incorporated by reference.




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

                            SIGNATURES
                             __________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 11, 2000.

                              CLIMACHEM, INC.


                              By: /s/ Jim D. Jones
                                 _______________________________
                                    Jim D. Jones,
                                    Vice President - Treasurer





























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